December 2, 2005

                               DIAMOND HILL FUNDS

                           Diamond Hill Small Cap Fund
                           Diamond Hill Large Cap Fund
                       Diamond Hill Focus Long-Short Fund
                       Diamond Hill Bank & Financial Fund
                       Diamond Hill Strategic Income Fund

                  Supplement to Prospectus Dated April 30, 2005


Due to the significant growth in its assets, effective December 31, 2005, the Diamond Hill Small Cap Fund will close to new investors. Additional investments, however, are permitted under the following circumstances:

      o Shareholders of record on December 31, 2005 may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

      o Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) offering the Fund at the time the Fund closes may open new accounts in that plan if the Fund is an investment option.

      o Financial Advisers with existing accounts at the time the Fund closes, who provide recordkeeping, financial planning, and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. However, Advisers who advertise or communicate broadly the availability of the closed fund may not be permitted to purchase additional shares.

The Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept new defined contribution plans that provide regular cash flows which may be beneficial to the Fund. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed above, that the Adviser feels will adversely affect its ability to manage the Fund effectively. This closed status also applies to the Advisor's separately managed accounts in the same style as the Fund. However, additional "capacity" of a style could be opened to new separate accounts and not new Fund accounts if certain conditions are generally met and, in the sole opinion of the Adviser, the acceptance of a new separate account would not harm existing Fund shareholders.